UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549
                            FORM 8-K
                         CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                             OF 1934
Date of Report (Date of earliest event reported):  November 22,
2004

                        TECH/OPS SEVCON, INC.
              Exact Name of Registrant as Specified in Charter)

         Delaware           1-9789             04-2985631
  (State or Other    (Commission File Number) (IRS Employer
   Jurisdiction of                            Identification No.)
   incorporation)

                      155 Northboro Road
                       Southborough, MA            01772
        (Address of Principal Executive Offices)  (Zip Code)

                        (508) 281-5510
         (Registrant's telephone number, including area code)

                        Not Applicable
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
/ / Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-
     2(b)under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










Item 1.01.  Entry Into A Material Definitive Agreement.

GRANT OF RESTRICTED STOCK TO NAMED EXECUTIVE OFFICERS

On November 22, 2004, the Compensation Committee (the "Committee") of the Board of Directors of Tech/Ops Sevcon, Inc. (the "Company") granted 15,000 shares of restricted stock to Matthew Boyle, its Chief Executive Officer and President, and 5,000 shares of restricted stock to Paul McPartlin, its Chief Financial Officer and Treasurer, pursuant to the Company's 1996 Equity Incentive Plan (the "Plan").

The restricted shares will vest in five equal annual installments, provided that they will fully vest upon the recipient's death or Disability or upon a Change of Control (as each is defined in the Plan). If the recipient's employment with the Company is terminated for any reason other than the recipient's death or Disability, any unvested shares will be forfeited and returned to the Company,unless the Committee determines otherwise in its discretion.

GRANT OF RESTRICTED STOCK TO DIRECTORS
On November 22, 2004, the Committee approved the grant of 2,000 shares of restricted stock pursuant to the Plan to each non-employee director of the Company who is elected at the 2005 Annual Meeting of Stockholders of the Company or whose term of office will continue after the 2005 Annual Meeting. Such grants shall be effective as of the 2005 Annual Meeting.

The restricted shares will fully vest the day before the 2006 Annual Meeting of Stockholders of the Company, provided that they will fully vest upon the recipient's death or Disability or upon a Change of Control. If the recipient's service as a director of the Company is terminated for any reason other than the recipient's death or Disability, any unvested shares will be forfeited and returned to the Company,unless the Committee determines otherwise in its discretion.

***
Under the Plan, restricted shares may not be sold, assigned, transferred, pledged or otherwise disposed of by the recipient until they vest. Each recipient is entitled to receive any dividends or other distributions made with respect to restricted shares and to vote restricted shares.



                              SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                               TECH/OPS SEVCON, INC.

Dated:                          November 29, 2004


                              /s/ Raymond J. Thibault Jr.
By:                               --------------------
                                  Raymond J. Thibault Jr.
                                  Assistant Treasurer

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